UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1933

                                January 10, 2007
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                         iWORLD PROJECTS & SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    814-00689
                              (Commission File No.)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   88-0492267
                      (IRS Employer Identification Number)

                  P.O. Box 2115, Addison, TX                 75001-2115
          (Address of principal executive offices)           (ZIP Code)

                                1(214)236 - 8480
          (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    -------------------------------------------------------------

ITEM 5.02.  RESIGNATION OF REGISTRANTS DIRECTORS

     On December 26, 2006, the Registrant received notice that Dan Candelore, one of the Corporation's three directors, has resigned from the board of directors, effective December 31, 2006. The remaining members of the board of directors plan to name a replacement to the Corporation's board of directors as soon as possible.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

               None

     (b)  Pro Forma Financial Statements

               None

     (c)  Exhibits

               Exhibit 1 - Dan Candelore Letter of Resignation



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2007


                                           iWORLD PROJECTS & SYSTEMS, INC.


                                           By /s/ David Pells
                                           -------------------------------------
                                           David L. Pells, President, acting CEO